PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated March 13, 2023,
to
Prospectuses dated May 1, 2022
for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective February 27, 2023, the AST Wellington Management Hedged Equity Portfolio (“the merging Fund”) merged into the AST Prudential Growth Allocation Portfolio (“the successor Fund”). As a result of the merger, the AST Prudential Growth Allocation Portfolio was added as an available investment option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund. Due to these changes, the row for the AST Wellington Management Hedged Equity Portfolio in the APPENDIX A: Funds Available Under the Contract is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Balanced	AST Prudential Growth Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC.; PGIM Real Estate	0.87%	16.70%	9.57%	9.57%

Effective March 13, 2023, the AST J.P. Morgan International Equity Portfolio and AST International Value Portfolio (“the merging Funds”) merged into the AST International Equity Portfolio (“the successor Fund”). As a result of the merger, the AST International Equity Portfolio was added as an available investment option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Funds have been automatically updated to replace the merging Funds with the successor Fund. All references to AST J.P. Morgan International Equity Portfolio and AST International Value Portfolio in the APPENDIX A: Funds Available Under the Contract are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Global/ International	AST International Equity Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / LSV Asset Management; Massachusetts Financial Services Company; J.P. Morgan Investment Management Inc.; PGIM Quantitative Solutions LLC.; Jennison Associates LLC.	1.06%^	12.50%	18.03%	11.90%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP194
PCP2, PCP214, PCP215, PCP219, PCP2NJ, PCP2NJ14, PCP2NJ15, PCP2NJ19